NET OPERATING REVENUE	12 Months Ended
Dec. 31, 2025
Net Operating Revenue [Abstract]
NET OPERATING REVENUE
NOTE 33 - NET OPERATING REVENUE

	12/31/2025	12/31/2024	12/31/2023
Generation
For distribution	18,311,190	18,811,949	17,030,455
End consumers	1,760,056	2,941,312	3,853,830
CCEE	5,698,648	3,278,465	1,680,285
Operation and maintenance revenue	1,977,831	3,063,896	4,052,072
	27,747,725	28,095,622	26,616,642
Transmission
Operation and maintenance revenue	8,006,246	7,725,358	7,335,165
Construction revenue	4,800,376	4,161,735	2,960,792
Contractual financial revenue	7,309,163	7,405,486	7,136,080
	20,115,785	19,292,579	17,432,037

Other revenue	541,348	337,166	426,427
	48,404,858	47,725,367	44,475,106

(-) Deductions from Operating revenue
(-) ICMS	(305,303)	(761,342)	(1,053,742)
(-) PIS and COFINS	(4,149,684)	(4,295,000)	(3,906,818)
(-) Sectoral charges	(2,667,004)	(2,484,234)	(2,348,976)
(-) Other Deductions (including ISS)	(1,274)	(3,239)	(6,662)
	(7,123,265)	(7,543,815)	(7,316,198)

Net operating revenue	41,281,594	40,181,552	37,158,908
The variation presented primarily relates to the merger of the subsidiary Furnas, which occurred in July 2024.
Accounting Policy
Net Operating Revenue
Revenue is recognized as the Company satisfies its performance obligations under contracts with customers and is measured based on the consideration the Company expects to receive in exchange for providing generation, transmission and other services.
Generation
Revenue from electricity supply and sales is recognized when the Company delivers energy to the buyer, at the prices established in the contracts. Revenue from short‑term market transactions, presented under the CCEE line item, is measured at the Settlement Price for Differences (PLD).
Revenue arising from generation concessions extended under Law No. 12,783/2013 (quota‑based plants) is presented under “Operation and maintenance revenue” and recognized at the tariff calculated by ANEEL. The tariff is determined based on the plants’ operating and maintenance costs, plus an additional 10% revenue margin.
Following the Company’s privatization process, new generation concession contracts were executed, transitioning the quota‑based plants from an operation‑and‑maintenance regime to an independent power producer (IPP) regime, at a progressive rate of 20% per year starting in 2023 and concluding in 2026. Under this new regime, the Company assumes all operational risk and may sell energy at market‑based prices. Revenue from these plants at free‑market prices is recognized under energy supply revenue and no longer under operation and maintenance revenue.
Transmission
The consideration established in electricity transmission concession contracts compensates the Company for two performance obligations:
(i) to construct the transmission infrastructure; and
(ii) to operate and maintain the infrastructure.
Revenue is recognized as each performance obligation is satisfied. The obligation to construct is satisfied over time, and construction revenue is recognized based on the progress of the transmission project.
In addition to construction revenue and operation and maintenance revenue, the Company recognizes finance income related to the financial accretion of the rights arising from construction, which will be received between the completion of construction and the end of the concession term.
Finance income is included in Net Operating Revenue (NOR), as the Company understands that, under electricity transmission concession arrangements, the financing implicit in constructing the infrastructure (i.e., spending upfront and receiving cash flows over the concession term) is inherent to its business. Further details are provided in the accounting policies in Note 10.